JOINDER AGREEMENT

JOINDER AGREEMENT dated as of April 18, 2005, between Laddcap Value Partners L.P. (the "Additional Investor"), Petra Mezzanine Fund, L.P. ("Petra"),  Home Solutions of America, Inc. (the "Company") and Frank J. Fradella and Rick J. O'Brien (collectively, the "Management Stockholders").  The Company, Petra and the Management Stockholders are parties to an Investors' Rights Agreement dated as of March 31, 2005, as amended by a First Amendment to Investors' Rights Agreement dated as of April 15, 2005 (together, the "Investors' Rights Agreement") and wish to provide for the Additional Investor to become party thereto.  Accordingly, the parties hereto hereby agree as follows:

1.         Except as otherwise defined herein, terms defined in the Investors' Rights Agreement are used herein as defined therein.

            2.         The Additional Investor is hereby (a) deemed to be a party to the Investors' Rights Agreement and (b) granted the rights of and bound in all respects by the terms of the Investors' Rights Agreement, as an Investor thereunder.

3.         This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

4.         This Joinder Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier or telefax, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.

*          *          *

A-1

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first above written.

THE COMPANY:

HOME SOLUTIONS OF AMERICA, INC.

By_________________________________
            Rick J. O'Brien, Chief Financial Officer

PETRA:

                                                                        PETRA MEZZANINE FUND, L.P.

                                                                        By:  Petra Partners, LLC, its General Partner

By:  ________________________________
            Name: ______________________________
            Title:  ______________________________

                                                                        MANAGEMENT STOCKHOLDERS:

____________________________
Frank J. Fradella

____________________________
Rick J. O'Brien

ADDITIONAL INVESTOR:

LADDCAP VALUE PARTNERS L.P.

By_________________________________
            Robert B. Ladd, Managing Partner

A-2